UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2013

Date of reporting period:  November 30, 2013

Item 1. Reports to Stockholders.

Annual Report

November 30, 2013

Investment Adviser

Gerstein, Fisher & Associates, Inc.
565 Fifth Avenue, 27th Floor
New York, New York  10017

Phone: 800-473-1155
www.gersteinfisherfunds.com

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLES	7

INVESTMENT HIGHLIGHTS	9

SCHEDULES OF INVESTMENTS	15

STATEMENT OF ASSETS AND LIABILITIES	38

STATEMENT OF OPERATIONS	40

STATEMENTS OF CHANGES IN NET ASSETS	42

FINANCIAL HIGHLIGHTS	46

NOTES TO FINANCIAL STATEMENTS	50

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	61

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	62

NOTICE OF PRIVACY POLICY & PRACTICES	66

ADDITIONAL INFORMATION	67

Gerstein Fisher Funds

Dear Fellow Shareholders,

First and foremost, thank you for investing with Gerstein Fisher. Our Multi-Factor® approach offers a highly disciplined equity investment strategy  that seeks long-term returns in excess of traditional benchmarks, while attempting to reduce the risk of significant underperformance relative to those benchmarks.  The process is objective, research-based, repeatable, and validated by a 20 year track record of the firm managing assets for investors.

Gerstein Fisher’s Multi-Factor® models are designed to bring clarity and transparency to the investment process and create distinct offerings in asset classes where we believe we can add value for the investor. Our approach is driven by the understanding that a portfolio’s expected return is shaped by its exposure to various risk factors. This rationale – that sources of risk fuel equity returns – determines what we focus on when designing and implementing our investment strategies.

We believe that while markets are mostly efficient, pricing in all available information, investors are human – in other words, they are subject to emotional and cognitive biases. Gerstein Fisher’s approach quantifies and seeks to capitalize on common investor behavioral biases as a core element of our portfolio strategy. Rather than attempting to outsmart the market through individual security selection, we build well diversified portfolios with tilts toward risk and behavioral factors that historically have rewarded investors in the form of excess returns over the broader market. In other words, we are taking risk where we expect our shareholders to be compensated for it.

Examples of portfolio tilts the Gerstein Fisher Funds employ include, but are not limited to: size (premium for being in smaller vs. larger company stocks), price (premium for being in value vs. growth stocks), and momentum (premium for being in stocks with positive recent price momentum). At the same time, we seek to minimize active risk relative to the benchmark by controlling the Funds’ exposures to undesired, unrewarded risk factors, or to company- or industry-specific risks. Our strategy’s core goal is to avoid, as much as possible, taking risk where we do not expect our shareholders to be compensated for it, and carefully managing and understanding the risks that we do take.

Portfolio Reviews

Gerstein Fisher Multi-Factor® Growth Equity Fund (GFMGX)

US markets enjoyed robust gains during the 2013 fiscal year, driven by slow but steady economic growth, low inflation, continued monetary stimulus, and improving labor markets. Benefiting from the broad stock market rally, the Gerstein Fisher Multi-Factor® Growth Equity Fund (the “Fund”) returned 33.98% for the 12 months ended November 30, 2013, beating the Russell 3000 Growth Index, which returned 30.83% in the same period.

The Fund’s outperformance relative to the Russell 3000 Growth Index was due primarily to higher exposure to certain strategic risk factors targeted by our Multi-Factor® strategy.  Performance attribution during the 12-month period reveals that higher exposure to more value-oriented stocks resulted in a positive contribution of 1.3% over the benchmark. Similarly, the Fund’s exposure to smaller stocks resulted in a positive contribution of 1.2%, while the Fund’s tilt to higher-momentum securities added 0.3% relative to the Russell 3000 Growth Index for a smaller, but still meaningful benefit to the year’s returns.

The Fund’s core mandate remains to control for undesired exposures while constructing the portfolio to consist of higher-momentum, more value-oriented, and smaller securities within the Russell 3000 Growth Index universe.  As a result, industry and sector weightings within the portfolio were held as close to the benchmark as possible after targeted risk factor tilts, including the three mentioned above, were implemented. Any industry and sector over- or underweights are primarily driven by these underlying factor exposures, and no individual holding constituted more than 5% of the total portfolio.

Since its inception in December 2009, we have been pleased that the Fund has performed in line with our expectations. The Fund is designed to be an all-cap US growth equity portfolio with additional exposures to targeted, systematic risk factors that include small companies, value, and momentum, while seeking to avoid non-systematic risks such as industry or company overexposures. Because our process is based on a scientifically grounded approach, we believe that the Gerstein Fisher Multi-Factor® Growth Equity Fund should continue to be well positioned to deliver a positive investment experience in the US growth equity space, as well as providing exposure to often overlooked factors within the domestic growth universe.

Gerstein Fisher Multi-Factor® International Growth Equity Fund (GFIGX)

Despite being overshadowed by a major bull market in the US, developed world stock markets managed to post robust gains this fiscal year on the back of stronger growth in Japan and the prospects of economic recovery in the eurozone. With strong equity gains worldwide, the Gerstein Fisher Multi-Factor® International Growth Equity Fund (the “Fund”) returned 30.65% for the 12 months ended November 30, 2013, outperforming the MSCI EAFE Growth Index, which rose 23.45% during the same period.

The Fund’s outperformance relative to the MSCI EAFE Growth Index was due primarily to higher exposure to certain risk factors targeted by our Multi-Factor® strategy. Performance attribution during the 12-month period reveals that higher exposure to more value-oriented stocks resulted in a positive contribution of 1.7% relative to the benchmark. Additionally, the Fund’s exposure to smaller stocks added 0.6%, while higher-momentum securities performed exceptionally well and contributed 2.2% relative to the MSCI EAFE Growth Index. While dispersion from the benchmark due to currency and country weightings occurred during the fiscal year, these differences in return essentially cancelled themselves out across the full 12-month period.

Portfolio industry and sector weightings were held as close to the benchmark as possible after the targeted risk factor tilts were implemented. This is a direct consequence of controlling for undesired exposures while constructing the portfolio to consist of higher-momentum, more value-oriented, and smaller securities within the MSCI EAFE Growth Index universe.  Any industry and sector over- or underweights are driven by these underlying factor exposures, and no individual holding constituted more than 5% of the total portfolio. In addition to the risk factor tilts, another source of deviation of the portfolio from the index is due to strategic choices made to country weightings which typically limit any single country’s exposure within the portfolio to approximately 10% of the Fund. This is designed to redistribute the portfolio from the larger countries in the index and to provide more exposure to smaller countries.

Since the Fund’s inception in January 2012, we have been pleased that the Fund has performed in line with our expectations. The Fund is designed to be a large-cap developed market growth equity portfolio with additional exposures to targeted, systematic risk factors that include small companies, value and momentum, while seeking to avoid non-systematic risks such as industry or company overexposures. Because our process is based on a scientifically grounded approach, we believe that the Gerstein Fisher Multi-Factor® International Growth Equity Fund should be well positioned to deliver a positive investment experience in the international developed growth equity space, as well as to provide exposure to often overlooked factors within the growth universe.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (GFMRX)

2013 was a challenging year for global real estate, with both US and international real estate securities declining from the second quarter amid concerns about the sustainability of continued recovery for property valuations and the potential for rising interest rates. Performing in line with the returns of the asset class generally, the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (the “Fund”) returned -9.60% for the seven months ended November 30, 2013, slightly underperforming the Dow Jones Global Select Real Estate Securities Index, which returned -9.17% during the same period.

The Fund’s performance relative to the Dow Jones Global Select Real Estate Securities Index was due in large part to higher exposure to certain risk factors targeted by our Multi-Factor® strategy. Performance attribution during the 7-month period reveals that higher exposure to more value-oriented real estate securities resulted in a modest negative return contribution relative to the benchmark both domestically and internationally. However, the Fund’s exposure to smaller securities in the US market as well as to higher-momentum securities overseas performed relatively well and contributed some return to the portfolio when compared to the index.

Portfolio sub-sector weightings were held as close to the benchmark as possible after the targeted risk factor tilts were implemented. This is a direct consequence of controlling for undesired exposures while constructing the portfolio to consist of higher-momentum, more value-oriented, and smaller securities within the global real estate universe.  Any over-or underweights are driven by these underlying factor exposures, and no individual holding constituted more than 5% of the total portfolio. Additionally, country weightings are held to within 2% of their benchmark levels to limit any country-specific risks.

Since the Fund’s inception in April 2013, we have been satisfied that the Fund has performed in line with our expectations, despite the overall negative returns in the asset class. The Fund is designed to be a global real estate portfolio with additional exposures to targeted, systematic risk factors that include size, value, and momentum, while seeking to avoid non-systematic risks such as company or single-security overexposures. Because our process is based on a scientifically grounded approach, we believe that the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund should be well positioned to deliver a positive investment experience in the global real estate space, as well as provide exposure to often overlooked factors within that investable universe.

Looking Ahead

We at Gerstein Fisher believe that our quantitative, structured approach to equity investing offers a compelling alternative to both pure passive and traditional active, qualitative equity investing approaches. By delivering reliable asset class representation and carefully calibrated exposures to proven risk factors, Gerstein Fisher Funds can serve as strong core holdings within your diversified portfolios.

We look forward to continuing to invest on your behalf and thank you for your trust and confidence.

Sincerely,

Gregg S. Fisher, CFA, CFP®
Founder and Chief Investment Officer

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks as well as differences in accounting methods. These risks are greater for emerging markets. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are relatively more expensive than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. The investment in options is not suitable for all investors. The risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. The fund may engage in short sales of securities, which involves the risk that losses may exceed the original amount invested. A REIT’s share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment. Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios. Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs, unlike open-end investment companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

The MSCI EAFE Index measures the performance of international non-US developed stocks (as defined by MSCI) that comprise the top 85% of the market cap of the investable universe (as defined by MSCI). The MSCI EAFE Growth Index consists of the growth portion (growth being a measure of price relative to book/value/cash flow) of the MSCI EAFE Index. An investment cannot be made directly in an index.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the US equity universe as defined by Russell (growth being a measure of price relative to book/value/cash flow ). An investment cannot be made directly in an index.

The Dow Jones Global Select Real Estate Securities Index represents equity real estate investment trusts (REITs) and real estate operating companies (REOCs) traded globally. An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Gerstein Fisher Funds are distributed by Quasar Distributors, LLC.

Gerstein Fisher Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/13–11/30/13).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Funds within sixty days of purchase.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Gerstein Fisher Funds
Expense Examples (Continued)
(Unaudited)

Gerstein Fisher Multi-Factor® Growth Equity Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2013 -
	June 1, 2013	November 30, 2013	November 30, 2013*
Actual	$1,000.00	$1,159.10	$5.68
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.80	$5.32

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor® International Growth Equity Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2013 -
	June 1, 2013	November 30, 2013	November 30, 2013*
Actual	$1,000.00	$1,157.00	$6.71
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.85	$6.28

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2013 -
	June 1, 2013	November 30, 2013	November 30, 2013*
Actual	$1,000.00	$980.50	$4.96
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.05	$5.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor® Growth Equity Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities.  The Fund seeks to invest primarily in common stocks of domestic companies of any size. Equity securities may also include preferred stocks, exchange-traded funds (“ETFs”) that invest in equities, individual stock options and options on indices.  At any one time, the combined value of options may be up to 5% of the Fund’s net assets.  The Fund may invest up to 20% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.  Additionally, the Fund may sell shares of securities short for hedging purposes.

Allocation of Portfolio Holdings as of November 30, 2013
(% of Investments)

Average Annual Total Returns as of November 30, 2013

	Gerstein Fisher	Russell 3000
	Multi-Factor®	Growth
	Growth Equity	Index
One Year	33.98%	30.83%
Three Year	18.42%	17.56%
Since Inception (12/31/09)	16.36%	16.34%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

Continued

Gerstein Fisher Multi-Factor® Growth Equity Fund
Investment Highlights (Continued)
(Unaudited)

Performance data current to the most recent month-end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the US equity universe.  It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.  One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Gerstein Fisher Multi-Factor® International Growth Equity Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities.  The Fund seeks to invest primarily in common stocks of international companies of any size, including foreign securities and securities of US companies.  The Fund may invest in foreign securities which may include securities of companies in emerging markets or less developed countries.  Equity securities include common stocks, preferred stocks, ETFs that invest in equities, individual stock options and options on stock indices.

Allocation of Portfolio Holdings as of November 30, 2013
(% of Investments)

Average Annual Total Returns as of November 30, 2013

	Gerstein Fisher
	Multi-Factor®
	International	MSCI EAFE
	Growth Equity	Growth Index
One Year	30.65%	23.45%
Since Inception (1/27/12)	20.65%	16.66%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

Continued

Gerstein Fisher Multi-Factor® International Growth Equity Fund
Investment Highlights (Continued)
(Unaudited)

Performance data current to the most recent month end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The MSCI EAFE Growth Index consists of the growth portion (growth being a measure of price relative to book/value/cash flow) of the MSCI EAFE Index.  One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in income-producing common stocks and other real estate securities, including real estate investment trusts (“REITs”).  The Fund may invest in equity securities (such as common, convertible and preferred stock) of real estate-related companies of any market capitalization.  Equity securities may also include ETFs that invest in real estate-related equities, individual stock options and options on indices.

Allocation of Portfolio Holdings as of November 30, 2013
(% of Investments)

Total Returns as of November 30, 2013

	Gerstein Fisher	Dow Jones
	Multi-Factor®	Global Select
	Global Real	Real Estate
	Estate Securities	Securities Index
Since Inception (4/30/13)	(9.60)%	(9.17)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the

Continued

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
Investment Highlights (Continued)
(Unaudited)

redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Dow Jones Global Select Real Estate Securities Index represents equity REITs and real estate operating companies (“REOCs”) traded globally.  One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments

November 30, 2013

	Shares	Value
COMMON STOCKS – 99.42%
Accommodation – 0.09%
Wyndham Worldwide Corp.	2,287	$164,001

Administrative and Support Services – 0.63%
AECOM Technology Corp. (a)	5,387	156,546
Barrett Business Services, Inc.	4,688	396,230
Liquidity Services, Inc. (a)	1,102	25,534
TripAdvisor, Inc. (a)	6,401	565,336
		1,143,646
Air Transportation – 0.70%
Alaska Air Group, Inc.	7,454	579,474
Copa Holdings SA (b)	3,401	514,979
SkyWest, Inc.	5,255	88,810
Spirit Airlines, Inc. (a)	2,001	91,786
		1,275,049
Ambulatory Health Care Services – 0.28%
Air Methods Corp.	860	48,125
DaVita HealthCare Partners, Inc. (a)	7,896	470,207
		518,332
Amusement, Gambling, and Recreation Industries – 0.63%
Six Flags Entertainment Corp.	6,362	236,730
Walt Disney Co.	13,007	917,514
		1,154,244
Animal Production and Aquaculture – 0.27%
Cal-Maine Foods, Inc.	8,879	487,901

Apparel Manufacturing – 0.66%
Carter’s, Inc.	1,829	129,255
Under Armour, Inc. (a)	564	45,515
VF Corp.	4,416	1,035,905
		1,210,675
Beverage and Tobacco Product Manufacturing – 3.90%
Altria Group, Inc.	7,548	279,125
Boston Beer Co., Inc. (a)	2,152	526,810
Brown-Forman Corp.	660	49,513
Coca-Cola Co.	30,562	1,228,287
Coca-Cola Enterprises, Inc.	34,332	1,439,884
Constellation Brands, Inc. (a)	2,340	164,759
Lorillard, Inc.	915	46,967
PepsiCo, Inc.	12,730	1,075,176
Philip Morris International, Inc.	20,803	1,779,489

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments

November 30, 2013

	Shares	Value
Beverage and Tobacco Product Manufacturing – 3.90% (Continued)
Reynolds American, Inc.	10,241	$516,658
		7,106,668
Broadcasting (except Internet) – 1.28%
Comcast Corp.	20,305	1,012,610
DIRECTV (a)	987	65,251
Discovery Communications, Inc. (a)	8,562	747,206
Starz (a)	17,794	503,214
		2,328,281
Building Material and Garden Equipment and Supplies Dealers – 2.18%
Home Depot, Inc.	31,815	2,566,516
Lumber Liquidators Holdings, Inc. (a)	13,909	1,400,497
		3,967,013
Chemical Manufacturing – 9.33%
Abbott Laboratories	25,569	976,480
AbbVie, Inc.	25,569	1,238,818
Actavis PLC (a)(b)	11,059	1,803,391
American Pacific Corp. (a)	1,596	65,995
Celgene Corp. (a)	13,597	2,199,587
Church & Dwight Co., Inc.	734	47,893
Colgate-Palmolive Co.	10,072	662,838
E.I. du Pont de Nemours & Co.	579	35,539
Eastman Chemical Co.	4,158	320,291
Endo Health Solutions, Inc. (a)	2,412	162,062
Gilead Sciences, Inc. (a)	27,577	2,063,035
Innophos Holdings, Inc.	6,209	297,908
Jazz Pharmaceuticals PLC (a)(b)	4,196	490,596
Johnson & Johnson	13,375	1,266,077
LyondellBasell Industries NV (b)	23,426	1,808,019
Mallinckrodt PLC (a)(b)	1,387	72,069
Medifast, Inc. (a)	3,021	81,839
Olin Corp.	9,574	237,722
PDL BioPharma, Inc.	29,730	290,462
Perrigo Co.	468	72,957
PPG Industries, Inc.	2,312	425,547
Questcor Pharmaceuticals, Inc. (a)	5,168	299,796
Salix Pharmaceuticals Ltd. (a)	773	65,558
Stepan Co.	17,178	1,090,116
The Mosaic Co.	494	23,663
United Therapeutics Corp. (a)	3,346	308,869
USANA Health Sciences, Inc. (a)	1,521	111,200
Westlake Chemical Corp.	4,298	483,869
		17,002,196

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Clothing and Clothing Accessories Stores – 1.42%
Buckle, Inc.	704	$37,354
DSW, Inc.	1,010	45,278
Hanesbrands, Inc. (a)	4,380	307,038
Ross Stores, Inc.	15,222	1,163,874
TJX Companies, Inc.	16,468	1,035,508
		2,589,052
Computer and Electronic Product Manufacturing – 8.07%
Alliance Fiber Optic Products, Inc.	9,358	138,031
Apple, Inc.	11,463	6,374,230
Atmel Corp. (a)	7,982	61,062
Atrion Corp.	491	138,207
EMC Corp.	3,722	88,770
FEI Co.	6,278	571,612
Harris Corp.	9,836	634,520
Intel Corp.	24,881	593,163
International Business Machines Corp.	5,293	951,046
Loral Space & Communications, Inc.	2,870	226,529
OSI Systems, Inc. (a)	3,467	265,919
QUALCOMM, Inc.	22,074	1,624,205
Skyworks Solutions, Inc. (a)	1,446	38,449
St. Jude Medical, Inc. (a)	742	43,348
TTM Technologies, Inc. (a)	11,530	111,841
Viacom, Inc.	12,856	1,030,666
Western Digital Corp.	24,009	1,801,635
		14,693,233
Couriers and Messengers – 0.02%
United Parcel Service, Inc.	356	36,447

Credit Intermediation and Related Activities – 7.86%
American Express Co.	5,699	488,974
Ameriprise Financial, Inc.	27,386	2,964,534
Bank of the Ozarks, Inc.	8,300	466,045
BofI Holdings, Inc. (a)	23,285	1,908,439
Cash America International, Inc.	1,597	60,063
Discover Financial Services	11,203	597,120
FleetCor Technologies, Inc. (a)	20,049	2,441,567
Nationstar Mortgage Holdings, Inc. (a)	3,260	129,194
Ocwen Financial Corp. (a)	31,169	1,766,036
Signature Bank (a)	1,004	106,675
Visa, Inc.	11,704	2,381,296
Wells Fargo & Co.	14,808	651,848
World Acceptance Corp. (a)	3,951	364,756
		14,326,547

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Data Processing, Hosting and Related Services – 0.62%
AOL, Inc.	8,114	$361,722
Automatic Data Processing, Inc.	1,746	139,715
CoStar Group, Inc. (a)	3,156	587,774
DST Systems, Inc.	521	46,004
		1,135,215
Electrical Equipment, Appliance, and Component Manufacturing – 1.18%
AO Smith Corp.	4,132	223,748
Emerson Electric Co.	606	40,596
EnerSys, Inc.	730	52,085
Generac Holdings, Inc.	20,532	1,093,534
Hubbell, Inc.	516	55,681
Spectrum Brands Holdings, Inc.	5,610	395,954
Whirlpool Corp.	1,860	284,134
		2,145,732
Electronics and Appliance Stores – 0.42%
Conn’s, Inc. (a)	9,334	563,120
Sears Hometown & Outlet Stores, Inc. (a)	6,408	204,928
		768,048
Fabricated Metal Product Manufacturing – 0.20%
Timken Co.	6,868	355,488

Food and Beverage Stores – 0.54%
Casey’s General Stores, Inc.	7,151	532,177
Core Mark Holding Co., Inc.	2,156	159,156
Harris Teeter Supermarkets, Inc.	697	34,418
Whole Foods Market, Inc.	4,668	264,209
		989,960
Food Manufacturing – 1.17%
Bunge Ltd. (b)	12,122	971,215
Darling International, Inc. (a)	8,629	178,879
Hain Celestial Group, Inc. (a)	1,256	103,859
Ingredion, Inc.	8,975	620,711
Kraft Foods Group, Inc.	1,138	60,450
Mondelez International, Inc.	1,050	35,206
Omega Protein Corp. (a)	12,223	165,622
		2,135,942
Food Services and Drinking Places – 1.69%
Cracker Barrel Old Country Store, Inc.	9,052	982,051
Hyatt Hotels Corp. (a)	17,496	846,282
McDonald’s Corp.	11,920	1,160,650
Starbucks Corp.	1,180	96,123
		3,085,106

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Furniture and Related Product Manufacturing – 0.37%
Fortune Brands Home & Security, Inc.	9,492	$413,851
Patrick Industries, Inc. (a)	7,315	228,594
Select Comfort Corp. (a)	1,476	31,158
		673,603
Gasoline Stations – 0.54%
Susser Holdings Corp. (a)	15,276	977,970

General Merchandise Stores – 3.29%
Dollar General Corp. (a)	24,970	1,421,792
Dollar Tree, Inc. (a)	6,100	339,465
Macy’s, Inc.	6,271	333,993
O’Reilly Automotive, Inc. (a)	3,794	474,098
Target Corp.	3,762	240,505
Tractor Supply Co. (a)	3,798	278,052
Wal-Mart Stores, Inc.	35,793	2,899,591
		5,987,496
Health and Personal Care Stores – 2.10%
CVS Caremark Corporation	10,581	708,504
Express Scripts Holding Co. (a)	10,163	684,478
L Brands, Inc.	4,088	265,679
McKesson Corp.	11,375	1,886,999
Owens & Minor, Inc.	7,291	278,297
		3,823,957
Heavy and Civil Engineering Construction – 0.25%
MasTec, Inc. (a)	6,928	219,271
Primoris Services Corp.	8,294	238,536
		457,807
Hospitals – 0.47%
Community Health Systems, Inc. (a)	14,903	614,749
Tenet Healthcare Corp. (a)	5,760	248,544
		863,293
Insurance Carriers and Related Activities – 5.94%
Allied World Assurance Co. Holdings AG (b)	37,741	4,251,524
Amtrust Financial Services, Inc.	13,581	567,822
Cigna Corp.	13,167	1,151,454
Endurance Specialty Holdings Ltd. (b)	928	52,803
Hanover Insurance Group, Inc.	1,761	106,206
HCI Group, Inc.	7,450	370,935
Prudential Financial, Inc.	20,643	1,832,273
Travelers Companies, Inc.	10,237	928,905
Validus Holdings Ltd. (b)	26,892	1,077,025

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Insurance Carriers and Related Activities – 5.94% (Continued)
WellPoint, Inc. (a)	5,259	$488,456
		10,827,403
Leather and Allied Product Manufacturing – 0.23%
Iconix Brand Group, Inc. (a)	9,401	373,031
NIKE, Inc.	598	47,326
		420,357
Machinery Manufacturing – 2.02%
3D Systems Corp. (a)	4,616	346,939
Applied Materials, Inc.	21,678	375,029
ASML Holding NV – ADR	4,960	463,165
Cummins, Inc.	5,390	713,420
Deere & Co.	2,936	247,329
Flowserve Corp.	7,413	529,140
KLA-Tencor Corp.	9,973	636,976
National Oilwell Varco, Inc.	3,253	265,119
Oil States International, Inc. (a)	991	101,429
		3,678,546
Management of Companies and Enterprises – 1.26%
American Equity Investment Life Holding Co.	37,949	899,771
EchoStar Corp. (a)	27,929	1,397,846
		2,297,617
Merchant Wholesalers, Durable Goods – 2.86%
Anixter International, Inc. (a)	4,305	380,562
Arrow Electronics, Inc. (a)	17,635	905,381
Covidien PLC (b)	11,101	757,754
Delphi Automotive PLC (b)	6,937	406,161
Dorman Products, Inc. (a)	30,324	1,509,529
DXP Enterprises, Inc. (a)	3,846	376,831
Henry Schein, Inc. (a)	361	41,154
LKQ Corp. (a)	17,220	570,843
Tessco Technologies, Inc.	6,697	263,929
		5,212,144
Merchant Wholesalers, Nondurable Goods – 0.43%
Monsanto Co.	328	37,172
Nu Skin Enterprises, Inc.	5,351	684,072
Procter & Gamble Co.	735	61,902
		783,146
Miscellaneous Manufacturing – 0.62%
3M Co.	711	94,925
Becton Dickinson & Co.	375	40,721
Cooper Companies, Inc.	7,128	939,043

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Miscellaneous Manufacturing – 0.62% (Continued)
WR Grace & Co. (a)	529	$50,800
		1,125,489
Miscellaneous Store Retailers – 0.13%
1-800-Flowers.com, Inc. (a)	38,757	197,273
PetSmart, Inc.	606	44,911
		242,184
Motion Picture and Sound Recording Industries – 0.47%
Cinemark Holdings, Inc.	8,730	288,003
Lions Gate Entertainment Corp. (a)(b)	17,844	564,584
		852,587
Motor Vehicle and Parts Dealers – 0.46%
Advance Auto Parts, Inc.	388	39,192
America’s Car-Mart, Inc. (a)	2,000	84,060
AutoZone, Inc. (a)	74	34,158
Lithia Motors, Inc. (a)	10,244	676,924
		834,334
Nonstore Retailers – 0.97%
eBay, Inc. (a)	2,537	128,169
GNC Holdings, Inc.	27,178	1,635,572
		1,763,741
Oil and Gas Extraction – 1.36%
Cabot Oil & Gas Corp.	8,714	300,197
Diamondback Energy, Inc. (a)	12,490	621,253
EOG Resources, Inc.	5,949	981,585
Occidental Petroleum Corp.	838	79,576
Pioneer Natural Resources Co.	2,808	499,122
		2,481,733
Other Information Services – 2.76%
Facebook, Inc. (a)	4,238	199,229
Google, Inc. (a)	4,475	4,741,665
Liberty Global PLC – Class A (a)(b)	581	49,856
Liberty Global PLC – Class C (a)(b)	434	35,349
		5,026,099
Paper Manufacturing – 1.60%
Clearwater Paper Corp. (a)	11,271	596,799
International Paper Co.	5,915	275,935
Kimberly-Clark Corp.	2,776	303,028
Rock-Tenn Co.	8,964	846,381
Schweitzer-Mauduit International, Inc.	17,148	885,008
		2,907,151

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Petroleum and Coal Products Manufacturing – 1.91%
Chevron Corp.	16,579	$2,029,933
CVR Energy, Inc. (a)	10,304	406,802
Exxon Mobil Corp.	5,053	472,354
HollyFrontier Corp.	10,911	523,510
Western Refining, Inc. (a)	1,189	46,454
		3,479,053
Plastics and Rubber Products Manufacturing – 0.10%
AEP Industries, Inc. (a)	1,959	101,006
Jarden Corp. (a)	1,441	81,042
		182,048
Primary Metal Manufacturing – 0.09%
Handy & Harman Ltd. (a)	5,222	128,096
Precision Castparts Corp.	169	43,678
		171,774
Professional, Scientific, and Technical Services – 7.89%
Accenture PLC (b)	2,481	192,203
Alliance Data Systems Corp. (a)	14,025	3,397,697
Amgen, Inc. (a)	13,610	1,552,629
Biogen Idec, Inc. (a)	4,232	1,231,385
Booz Allen Hamilton Holding Corp.	12,866	225,026
CACI International, Inc. (a)	4,293	308,109
Cerner Corp. (a)	1,080	62,068
MasterCard, Inc.	3,498	2,661,313
MAXIMUS, Inc.	13,870	631,085
Mistras Group, Inc. (a)	5,028	100,811
priceline.com, Inc. (a)	2,637	3,144,174
Teledyne Technologies, Inc. (a)	1,655	153,468
Towers Watson & Co.	4,292	483,279
WEX, Inc. (a)	2,346	232,864
		14,376,111
Publishing Industries (except Internet) – 4.43%
Adobe Systems, Inc. (a)	2,986	169,545
Ellie Mae, Inc. (a)	16,891	476,326
ePlus, Inc.	3,643	196,795
Medidata Solutions, Inc. (a)	2,087	248,165
Microsoft Corp.	94,364	3,598,099
News Corp. (a)	12,141	218,053
Oracle Corp.	42,407	1,496,543
TIBCO Software, Inc. (a)	1,539	37,198
Twenty-First Century Fox, Inc.	48,564	1,626,408
		8,067,132

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Rail Transportation – 1.28%
CSX Corp.	10,694	$291,625
Kansas City Southern	396	47,924
Union Pacific Corp.	12,263	1,987,097
		2,326,646
Rental and Leasing Services – 0.72%
Aircastle Ltd. (b)	22,939	429,418
AMERCO (a)	2,668	618,256
Textainer Group Holdings Ltd. (b)	6,611	256,705
		1,304,379
Securities, Commodity Contracts, and Other
Financial Investments and Related Activities – 0.52%
BlackRock, Inc.	1,759	532,537
MarketAxess Holdings, Inc. (a)	638	44,896
NASDAQ OMX Group, Inc.	9,402	369,405
		946,838
Specialty Trade Contractors – 0.14%
Erickson Air-Crane, Inc. (a)	13,741	259,842

Sporting Goods, Hobby, Musical Instrument, and Book Stores – 0.07%
Cabela’s, Inc. (a)	2,041	125,011

Support Activities for Mining – 0.17%
Atwood Oceanics, Inc. (a)	3,476	182,698
Rowan Companies PLC (a)(b)	3,601	124,667
		307,365
Support Activities for Transportation – 0.05%
Tidewater, Inc.	1,495	85,275

Telecommunications – 2.36%
j2 Global, Inc.	8,975	430,531
Liberty Media Corp. (a)	16,701	2,562,936
Time Warner Cable, Inc.	1,310	181,068
Verizon Communications, Inc.	22,628	1,122,801
		4,297,336
Transportation Equipment Manufacturing – 7.55%
Boeing Co.	19,443	2,610,223
BorgWarner, Inc.	473	50,691
Dana Holding Corp. (a)	6,931	140,561
Eaton Corp. PLC (b)	15,075	1,095,350
HEICO Corp.	913	52,114
Honeywell International, Inc.	491	43,459
Huntington Ingalls Industries, Inc.	13,766	1,131,978

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Transportation Equipment Manufacturing – 7.55% (Continued)
Lear Corp.	23,608	$1,957,339
Lockheed Martin Corp.	29,879	4,232,958
Polaris Industries, Inc.	2,858	381,457
Standard Motor Products, Inc.	7,932	275,399
TAL International Group, Inc.	4,463	243,858
Tesla Motors, Inc. (a)	1,911	243,232
TransDigm Group, Inc.	2,344	366,883
Triumph Group, Inc.	10,099	746,720
United Technologies Corp.	1,634	181,145
		13,753,367
Truck Transportation – 0.69%
Avis Budget Group, Inc. (a)	9,560	352,382
Saia, Inc. (a)	25,950	901,243
		1,253,625
Utilities – 0.02%
ITC Holdings Corp.	387	35,016

Water Transportation – 0.16%
Royal Caribbean Cruises Ltd. (b)	6,495	286,105
Total Common Stocks (Cost $127,593,730)		181,112,356

EXCHANGE TRADED FUNDS – 0.38%
iShares Russell 1000 Growth Index Fund	6,629	556,107
Vanguard Small-Cap ETF	1,278	138,816
Total Exchange Traded Funds (Cost $696,674)		694,923

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
SHORT-TERM INVESTMENTS – 0.29%
Money Market Fund – 0.29%
Wells Fargo Advantage Government Money Market Fund	535,964	$535,964
Total Short-Term Investments (Cost $535,964)		535,964
Total Investments (Cost $128,826,368) – 100.09%		182,343,243
Liabilities in Excess of Other Assets – (0.09)%		(160,826)
TOTAL NET ASSETS – 100.00%		$182,182,417

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.

Abbreviations:
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	Société Anonyme is a French term for a publicly traded company.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments

November 30, 2013

	Shares	Value
COMMON STOCKS – 98.32%
Australia – 8.76%
AGL Energy Ltd.	11,243	$153,552
APA Group	65,284	363,520
Aurizon Holdings Ltd.	6,783	28,828
Caltex Australia Ltd.	41,815	724,073
Coca-Cola Amatil Ltd.	1,418	15,600
Crown Resorts Ltd.	18,916	290,478
CSL Ltd.	11,860	740,912
Flight Centre Travel Group Ltd.	19,378	858,746
Harvey Norman Holdings Ltd.	160,656	472,380
Incitec Pivot Ltd.	6,550	15,453
Insurance Australia Group Ltd.	165,896	914,141
Qantas Airways Ltd.	31,823	35,351
QBE Insurance Group Ltd.	2,723	38,804
Ramsay Health Care Ltd.	44,113	1,553,637
Santos Ltd.	6,147	78,210
Sonic Healthcare Ltd.	6,174	93,195
Suncorp Group Ltd.	54,384	653,274
Sydney Airport (a)	187,514	665,670
Treasury Wine Estates Ltd.	132,501	592,271
Wesfarmers Ltd.	9,941	388,493
Woodside Petroleum Ltd.	785	26,701
Woolworths Ltd.	5,055	154,944
		8,858,233
Belgium – 3.59%
Anheuser-Busch InBev NV	25,172	2,566,013
Colruyt SA	785	44,203
KBC Groep NV	16,598	947,193
UCB SA	1,154	77,381
		3,634,790
Bermuda – 1.33%
Cheung Kong Infrastructure Holdings Ltd.	144,802	954,802
First Pacific Co. Ltd.	339,143	388,649
		1,343,451
Cayman Islands – 1.41%
AAC Technologies Holdings, Inc.	32,208	145,195
Sands China Ltd.	168,893	1,276,250
		1,421,445
Denmark – 3.63%
Carlsberg A/S	2,634	288,064
Coloplast A/S	18,468	1,211,432
Danske Bank A/S (a)	18,192	412,635
Novo Nordisk A/S	8,531	1,525,043

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Denmark – 3.63% (Continued)
Tryg A/S	2,621	$236,488
		3,673,6620
Finland – 0.52%
Neste Oil OYJ	6,086	116,368
Pohjola Bank PLC	21,462	404,548
		520,916
France – 7.79%
Aeroports de Paris	2,994	329,465
Arkema SA	5,997	684,190
AtoS	2,165	183,154
Bureau Veritas SA	7,760	230,245
Credit Agricole SA (a)	67,629	846,151
Danone	2,721	197,895
Dassault Systemes	1,467	168,380
Essilor International SA	1,617	169,450
Iliad SA	419	99,094
Imerys SA	886	71,550
Legrand SA	1,384	76,320
L’Oreal SA	1,861	311,035
Pernod-Ricard SA	2,332	264,408
Remy Cointreau SA	4,671	397,901
Safran SA	10,641	699,849
Schneider Electric SA	2,937	248,515
Societe BIC SA	2,222	272,289
Societe Television Francaise 1	15,176	283,542
Technip SA	2,194	219,651
Wendel SA	620	85,885
Zodiac Aerospace	12,012	2,036,238
		7,875,207
Germany – 9.81%
Bayer AG	6,397	852,083
Bayerische Motoren Werke AG – Ordinary Shares	6,187	709,460
Bayerische Motoren Werke AG – Preference Shares	921	79,742
Continental AG	4,446	926,646
GEA Group AG	1,632	75,979
Henkel AG & Co. KGaA – Ordinary Shares	5,764	569,707
Kabel Deutschland Holding AG	10,746	1,400,275
Muenchener Rueckversicherungs AG	2,831	618,197
Porsche Automobil Holding SE	14,609	1,483,585
ProSiebenSat.1 Media AG	3,845	172,622
Suedzucker AG	6,443	162,173
United Internet AG	13,422	538,655

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Germany – 9.81% (Continued)
Volkswagen AG – Ordinary Shares	8,967	$2,331,877
		9,921,001
Guernsey – 0.08%
Resolution Ltd.	15,214	85,052

Hong Kong – 4.84%
AIA Group Ltd.	3,635	18,403
Galaxy Entertainment Group Ltd. (a)	586,085	4,582,648
Hong Kong & China Gas Co. Ltd.	12,040	28,362
SJM Holdings Ltd.	81,473	261,035
		4,890,448
Ireland – 2.48%
Bank of Ireland – London Exchange (a)	1,485,320	574,452
Bank of Ireland – Dublin Exchange	1,238,332	480,896
Elan Corp. PLC (a)	4,376	79,023
James Hardie Industries PLC	21,041	239,615
Kerry Group PLC	6,761	433,405
Ryanair Holdings PLC – ADR (a)	14,662	704,142
		2,511,533
Italy – 2.18%
Exor SpA	15,791	618,119
Luxottica Group SpA	1,899	100,189
UniCredit SpA	205,819	1,488,149
		2,206,457
Japan – 11.46%
Ajinomoto Co., Inc.	2,305	32,884
Asahi Kasei Corp.	34,471	272,344
Bridgestone Corp.	1,970	72,309
Calbee, Inc.	27,656	702,389
Daiwa Securities Group, Inc.	74,756	727,948
Fuji Heavy Industries Ltd.	74,744	2,118,455
GungHo Online Entertainment, Inc.	28	18,425
Hakuhodo DY Holdings, Inc.	7,400	58,947
Hino Motors Ltd.	73,869	1,148,312
IHI Corporation	21,612	90,512
Isuzu Motors Ltd.	2,745	17,575
ITOCHU Corp.	53,984	681,992
J Front Retailing Co. Ltd.	62,094	485,765
Japan Airlines Co. Ltd.	8,651	440,525
Japan Tobacco, Inc.	15,916	538,289
KDDI Corp.	3,400	214,053
Keisei Electric Railway Co. Ltd.	4,208	40,936

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2013
	Shares	Value
Japan – 11.46% (Continued)
Koito Manufacturing Co. Ltd.	1,931	$37,198
Lawson, Inc.	5,517	404,717
Mabuchi Motor Co. Ltd.	1,139	68,533
Medipal Holdings Corp.	3,500	46,694
Namco Bandai Holdings, Inc.	3,149	63,936
NGK Spark Plug Co. Ltd.	1,795	41,769
Nissin Foods Holdings Co. Ltd.	1,237	49,820
Omron Corp.	690	28,436
Otsuka Holdings Co. Ltd.	5,304	155,115
Sekisui House Ltd.	13,960	193,116
Seven Bank Ltd.	160,338	554,687
Showa Shell Sekiyu KK	53,313	592,673
Softbank Corp.	5,649	458,411
Sumitomo Rubber Industries Ltd.	2,323	32,875
Suruga Bank Ltd.	9,199	153,488
TOTO Ltd.	11,476	168,823
Toyo Suisan Kaisha Ltd.	1,932	56,309
Toyota Motor Corp.	7,609	475,180
USS Co. Ltd.	4,580	63,003
Yamato Kogyo Co. Ltd.	3,803	127,841
Yaskawa Electric Corp.	11,155	149,788
		11,584,072
Jersey – 0.30%
Wolseley PLC	5,703	307,116

Luxembourg – 0.03%
Tenaris SA	1,380	30,919

Netherlands – 8.60%
Akzo Nobel NV	437	32,893
ASML Holding NV	16,300	1,523,478
CNH Industrial NV	4,532	51,348
European Aeronautic Defence and Space Co. NV	30,081	2,134,924
Gemalto NV	7,887	890,473
Heineken Holding NV	16,716	1,051,000
Heineken NV	14,853	1,008,180
ING Groep NV (a)	92,356	1,198,388
Koninklijke Ahold NV	3,672	66,800
Koninklijke Boskalis Westminster NV	1,361	67,822
Koninklijke Vopak NV	2,513	150,331
STMicroelectronics NV	12,576	99,114
Unilever NV	10,789	423,842
		8,698,593

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
New Zealand – 1.14%
Auckland International Airport Ltd.	297,367	$851,506
Fletcher Building Ltd.	41,199	305,807
		1,157,313
Singapore – 1.81%
Fraser & Neave Ltd.	125,738	572,882
Keppel Corp. Ltd.	28,595	257,612
Singapore Telecommunications Ltd.	35,685	105,690
StarHub Ltd.	124,657	422,270
UOL Group Ltd.	95,100	470,584
		1,829,038
Spain – 3.07%
Amadeus IT Holding SA	8,182	306,191
Distribuidora Internacional de Alimentacion SA	39,145	358,195
Ferrovial SA	31,592	597,855
Grifols SA – Class A	15,099	690,191
Grifols SA – Class B	5,348	182,507
International Consolidated Airlines Group SA (a)	20,844	124,890
Red Electrica Corp. SA	13,187	844,603
		3,104,432
Sweden – 6.60%
Assa Abloy AB	6,380	322,464
Getinge AB	1,576	49,200
Holmen AB	22,133	772,392
Industrivarden AB	22,655	407,600
Investor AB	79,842	2,603,223
Svenska Cellulosa AB	50,939	1,484,650
Swedbank AB	40,677	1,036,889
		6,676,418
Switzerland – 9.50%
Aryzta AG	5,127	381,490
Cie Financiere Richemont SA	2,081	210,860
Coca-Cola HBC AG	631	17,689
EMS-Chemie Holding AG	2,820	995,025
Lindt & Spruengli AG – Participation Certificate	50	215,653
Lindt & Spruengli AG – Registered Shares	1	51,307
Lonza Group AG	14,437	1,342,943
Nestle SA	1,583	115,479
Roche Holdings AG	4,233	1,180,690
Sulzer AG	895	138,988
Swatch Group AG	506	56,452
Swiss Re AG	55,288	4,913,186
		9,619,762

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
United Kingdom – 9.39%
3i Group PLC	13,918	$84,126
Andor Technology PLC	280,126	2,250,853
ARM Holdings PLC	7,277	120,368
Associated British Foods PLC	24,332	911,764
Babcock International Group PLC	29,976	641,901
BHP Billiton PLC	1,508	45,749
British American Tobacco PLC	5,231	278,293
BT Group PLC	133,711	816,361
Bunzl PLC	25,729	583,729
Croda International PLC	1,346	51,118
Fresnillo PLC	14,431	195,712
GKN PLC	4,642	28,722
GlaxoSmithKline PLC	5,460	144,444
Hargreaves Lansdown PLC	8,814	174,546
Imperial Tobacco Group PLC	5,744	218,182
Intertek Group PLC	1,145	56,838
ITV PLC	40,345	125,253
Kingfisher PLC	2,766	16,992
Lloyds Banking Group PLC (a)	236,383	298,776
London Stock Exchange Group PLC	6,424	170,729
Meggitt PLC	7,499	61,128
Melrose Industries PLC	28,588	136,460
Next PLC	11,157	1,003,295
Rexam PLC	6,514	53,198
Rio Tinto PLC – ADR	4,429	234,958
Rio Tinto PLC	998	53,000
Rolls-Royce Holdings PLC – Ordinary Shares (a)	17,145	345,912
Schroders PLC	4,887	196,803
Tate & Lyle PLC	5,239	67,229
Tesco PLC	9,213	52,409
Weir Group PLC	1,715	59,988
		9,478,836
Total Common Stocks (Cost $74,992,358)		99,428,694

	Principal
	Amount
CORPORATE NOTES – 0.19%
United Kingdom – 0.19%
Electrabel SA
0.250%, 07/15/2015	$117,508	192,280
Total Corporate Bonds (Cost $184,417)		192,280

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
EXCHANGE TRADED FUNDS – 0.93%
iShares MSCI EAFE ETF	14,300	$947,232
Total Exchange Traded Funds (Cost $940,534)		947,232
SHORT-TERM INVESTMENTS – 0.49%
Money Market Fund – 0.49%
Wells Fargo Advantage Government Money Market Fund	495,320	495,320
Total Short-Term Investments (Cost $495,320)		495,320
Total Investments (Cost $76,612,629) – 99.93%		101,063,526
Other Assets in Excess of Liabilities – 0.07%		67,385
TOTAL NET ASSETS – 100.00%		$101,130,911

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

Abbreviations:
ADR	American Depositary Receipt
A/S	Aktieselskap is the Danish term for a stock company, which signifies that shareholders have limited liability.
AB	Aktiebolag is the Swedish term for stock company.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
KGaA	Kommanditgesellschaft auf Aktien is a German term that refers to a Limited Partnership that has shares.
KK	Kabushiki Kaishi is a Japanese term for a joint stock company.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtiö is the Finnish term for publicly-traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	Société Anonyme is a French term for a publicly traded company.
SpA	Società per Azioni is the Italian term for a limited share company.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments

November 30, 2013

	Shares	Value
COMMON STOCKS – 17.90%
Austria – 0.68%
CA Immobilien Anlagen AG (a)	5,528	$92,023
IMMOFINANZ AG	23,698	113,469
		205,492
Bermuda – 0.11%
Hongkong Land Holdings Ltd.	5,482	32,351

Brazil – 0.09%
BR Malls Participacoes SA	3,323	27,219

Canada – 3.73%
Brookfield Asset Management, Inc.	19,875	768,775
Brookfield Office Properties, Inc.	18,255	353,744
		1,122,519
Hong Kong – 2.30%
Hysan Development Co. Ltd.	19,890	92,332
Wheelock & Co. Ltd.	123,825	601,886
		694,218
Japan – 4.76%
Heiwa Real Estate Co. Ltd.	1,851	32,716
Hulic Co. Ltd.	23,005	405,170
Mitsui Fudosan Co. Ltd.	28,302	962,541
Tokyu Fudosan Holdings Corp.	3,525	32,275
		1,432,702
New Zealand – 0.27%
Argosy Property Ltd.	107,249	82,454

Philippines – 0.34%
Ayala Land, Inc.	107,836	69,773
SM Prime Holdings	88,964	33,226
		102,999
Singapore – 2.63%
Global Logistic Properties Ltd.	37,086	87,045
Singapore Land Ltd.	76,198	516,007
United Industrial Corp. Ltd.	80,533	190,569
		793,621
Sweden – 1.23%
Kungsleden AB	54,088	371,790

Switzerland – 0.35%
PSP Swiss Property AG	1,225	105,038

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
United Kingdom – 1.41%
Capital & Counties Properties PLC	78,394	$423,633
Total Common Stocks (Cost $5,276,167)		5,394,036

REAL ESTATE INVESTMENT TRUSTS – 78.47%
Australia – 7.56%
Abacus Property Group	15,405	31,734
BWP Trust	61,164	127,616
CFS Retail Property Trust Group	208,707	389,591
Charter Hall Retail Real Estate Investment Trust	9,048	31,215
Commonwealth Property Office Fund	32,520	37,559
Dexus Property Group	177,612	168,497
Goodman Group	79,415	349,542
GPT Group	57,846	188,250
Westfield Group	37,771	357,172
Westfield Retail Trust	215,713	598,234
		2,279,410
Belgium – 0.28%
Befimmo SA	1,217	83,525

Canada – 0.83%
Calloway Real Estate Investment Trust	4,353	103,115
Canadian Apartment Properties Real Estate Investment Trust	1,669	32,200
Canadian Real Estate Investment Trust	846	33,847
RioCan Real Estate Investment Trust	3,474	80,560
		249,722
France – 3.02%
Gecina SA	3,765	494,033
Unibail-Rodamco SE	1,591	415,393
		909,426
Hong Kong – 2.33%
Prosperity Real Estate Investment Trust	1,066,641	317,499
The Link Real Estate Investment Trust	78,749	384,780
		702,279
Italy – 0.11%
Beni Stabili SpA	50,091	33,804

Japan – 4.57%
Activia Properties, Inc.	22	170,381
Daiwa Office Investment Corp.	92	378,443
Frontier Real Estate Investment Corp.	3	28,023
Japan Retail Fund Investment Corp.	17	33,505
Kenedix Realty Investment Corp.	117	544,500

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Japan – 4.57% (Continued)
Mori Hills REIT Investment Corp.	17	$116,206
Orix JREIT, Inc.	29	36,119
United Urban Investment Corp.	48	68,744
		1,375,921
Netherlands – 1.78%
Corio NV	1,726	74,768
Eurocommercial Properties NV	1,318	53,387
Vastned Retail NV	6,288	284,122
Wereldhave NV	1,625	123,960
		536,237
Singapore – 1.44%
Cambridge Industrial Trust	63,606	35,451
Starhill Global Real Estate Investment Trust	591,918	368,017
Suntec Real Estate Investment Trust	25,107	31,191
		434,659
South Africa – 0.61%
SA Corporate Real Estate Fund Nominees Property Ltd.	470,062	182,244

United Kingdom – 5.74%
Big Yellow Group PLC	53,133	415,883
British Land Co. PLC	15,760	157,393
Derwent London PLC	1,215	48,155
Great Portland Estates PLC	11,080	105,409
Hammerson PLC	16,356	136,423
Land Securities Group PLC	13,245	206,323
Shaftesbury PLC	9,829	98,978
Workspace Group PLC	68,137	562,198
		1,730,762
United States – 50.20%
Agree Realty Corp.	5,306	155,466
American Assets Trust, Inc.	582	18,153
Apartment Investment & Management Co.	12,306	309,004
Associated Estates Realty Corp.	10,264	163,300
AvalonBay Communities, Inc.	6,914	819,724
BioMed Realty Trust, Inc.	9,646	179,223
Boston Properties, Inc.	1,767	175,799
BRE Properties, Inc.	2,949	151,077
Camden Property Trust	4,720	273,382
Campus Crest Communities, Inc.	1,632	16,238
CBL & Associates Properties, Inc.	28,417	513,211
Chesapeake Lodging Trust	25,329	604,603
Cousins Properties, Inc.	24,783	265,426

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
United States – 50.20% (Continued)
DCT Industrial Trust, Inc.	10,115	$75,458
DiamondRock Hospitality Co.	23,027	263,199
DuPont Fabros Technology, Inc.	12,590	295,487
Empire State Realty Trust, Inc.	9,390	135,685
Equity Residential	10,179	524,626
Excel Trust, Inc.	1,469	17,217
First Industrial Realty Trust, Inc.	2,726	47,596
Franklin Street Properties Corp.	20,015	257,393
Geo Group, Inc.	1,814	59,499
Getty Realty Corp.	20,634	380,285
Glimcher Realty Trust	15,174	147,339
Government Properties Income Trust	17,172	426,037
HCP, Inc.	793	29,159
Health Care Real Estate Investment Trust, Inc.	248	13,885
Hospitality Properties Trust	7,021	190,761
Host Hotels & Resorts, Inc.	13,886	255,641
Hudson Pacific Properties, Inc.	11,245	233,221
Inland Real Estate Corp.	1,763	19,111
Liberty Property Trust	501	16,227
LTC Properties, Inc.	14,153	545,032
Mack-Cali Realty Corp.	852	17,347
Mid-America Apartment Communities, Inc.	1,226	73,854
National Health Investors, Inc.	8,591	505,752
Parkway Properties, Inc.	15,669	286,586
Pennsylvania Real Estate Investment Trust	36,229	651,760
Piedmont Office Realty Trust, Inc.	23,549	385,733
Post Properties, Inc.	10,735	460,102
Prologis, Inc.	2,606	98,846
Public Storage	3,757	573,694
Ramco-Gershenson Properties Trust	3,515	56,240
Retail Opportunity Investments Corp.	1,327	19,334
Retail Properties of America, Inc.	6,853	91,350
RLJ Lodging Trust	10,441	252,046
Sabra Health Care Real Estate Investment Trust, Inc.	10,287	274,457
Simon Property Group, Inc.	6,893	1,032,916
SL Green Realty Corp.	1,241	112,273
Sovran Self Storage, Inc.	9,407	627,823
STAG Industrial, Inc.	30,745	666,552
Sunstone Hotel Investors, Inc.	1,824	23,840
Tanger Factory Outlet Centers	556	18,387
Taubman Centers, Inc.	9,016	589,466
Ventas, Inc.	438	24,892
Vornado Realty Trust	5,365	471,744

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
United States – 50.20% (Continued)
WP Carey, Inc.	3,744	$235,011
		15,127,469
Total Real Estate Investment Trusts (Cost $24,725,560)		23,645,458

EXCHANGE TRADED FUNDS – 3.20%
SPDR Dow Jones International Real Estate ETF	10,341	437,011
Vanguard REIT ETF	8,018	525,179
Total Exchange Traded Funds (Cost $981,129)		962,190

SHORT-TERM INVESTMENTS – 0.36%
Money Market Fund – 0.36%
Wells Fargo Advantage Government Money Market Fund	109,739	109,739
Total Short-Term Investments (Cost $109,739)		109,739
Total Investments (Cost $31,092,595) – 99.93%		30,111,423
Other Assets in Excess of Liabilities – 0.07%		22,402
TOTAL NET ASSETS – 100.00%		$30,133,825

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

Abbreviations:
AB	Aktiebolag is the Swedish term for stock company.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	Société Anonyme is a French term for a publicly traded company.
SE	Societas Europaea is a term for a European Public Limited Liability Company.
SpA	Società per Azioni is the Italian term for a limited share company.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds

Statement of Assets and Liabilities

Assets
Investments, at value (cost $128,826,368, $76,612,629, and $31,092,595, respectively)
Cash
Foreign currencies (cost $0, $106,208, and $16,415, respectively)
Dividends and interest receivable
Receivable from Fund shares sold
Other assets
Total Assets

Liabilities
Payable for investments purchased
Payable to the Adviser
Payable to affiliates
Payable for Fund shares redeemed
Accrued expenses and other liabilities
Total Liabilities
Net Assets

Net Assets Consist Of:
Paid-in capital
Accumulated net investment income
Accumulated net realized gain (loss)
Net unrealized appreciation (depreciation) on:
Investments
Foreign currency translation
Net Assets

Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)

Net asset value, redemption price and offering price per share(1)

(1)	If applicable, redemption price per share may be reduced by a 1.00% redemption fee of the net amount of the redemption on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

November 30, 2013

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real Estate
Growth Equity Fund	Growth Equity Fund	Securities Fund

$182,343,243	$101,063,526	$30,111,423
14,107	—	—
—	106,120	16,343
294,169	164,652	58,245
567,844	257,743	222,584
16,032	1,604	12,708
183,235,395	101,593,645	30,421,303

696,674	303,324	219,556
123,786	69,091	3,836
46,373	43,786	26,730
143,068	4,568	712
43,077	41,965	36,644
1,052,978	462,734	287,478
$182,182,417	$101,130,911	$30,133,825

$119,204,460	$75,723,145	$31,972,851
946,395	902,480	246,095
8,514,687	52,755	(1,103,112)

53,516,875	24,450,897	(981,172)
—	1,634	(837)
$182,182,417	$101,130,911	$30,133,825

10,598,933	7,261,564	3,333,961

$17.19	$13.93	$9.04

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds

Statement of Operations

Investment Income
Dividend income(1)
Interest income
Total Investment Income

Expenses
Management fees
Administration and accounting fees
Transfer agent fees and expenses
Audit and tax fees
Federal and state registration fees
Legal fees
Custody fees
Reports to shareholders
Chief Compliance Officer fees
Trustees’ fees
Other expenses
Total expense before recoupment or waivers
Expense recoupment by Adviser (Note 4)
Expense waiver by Adviser (Note 4)
Net expenses

Net Investment Income

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from investments
Change in net unrealized appreciation (depreciation) on:
Investments
Foreign currency translation

Net Realized and Unrealized Gain (Loss) on Investments
Net Increase (Decrease) in Net Assets from Operations

(1)	Net of foreign taxes withheld of $12,101, 213,462, and 14,558, respectively.
(2)	The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund commenced operations on April 30, 2013.

The accompanying notes are an integral part of these financial statements.

For the Period Ended November 30, 2013

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real Estate
Growth Equity Fund	Growth Equity Fund	Securities Fund(2)

$2,879,608	$2,061,465	$361,852
50	455	56
2,879,658	2,061,920	361,908

1,288,565	710,730	91,803
185,944	145,838	49,520
48,555	37,973	13,204
29,240	29,602	21,078
23,033	33,179	20,442
12,974	13,520	7,626
11,431	54,690	21,642
10,147	7,844	5,138
9,168	4,508	5,256
5,999	6,005	2,628
8,793	6,416	4,156
1,633,849	1,050,305	242,493
—	10,162	—
—	—	(101,258)
1,633,849	1,060,467	141,235

1,245,809	1,001,453	220,673

8,657,595	3,073,013	(1,077,690)

35,150,598	18,478,858	(981,172)
—	4,678	(837)
43,808,193	21,556,549	(2,059,699)
$45,054,002	$22,558,002	$(1,839,026)

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2013	2012
From Operations
Net investment income	$1,245,809	$843,745
Net realized gain from investments	8,657,595	3,449,781
Net change in unrealized appreciation on investments	35,150,598	8,958,761
Net increase in net assets from operations	45,054,002	13,252,287

From Distributions
Net investment income	(1,074,841)	(155,260)
Net realized gain on investments	(3,254,598)	(864,560)
Net decrease in net assets
resulting from distributions paid	(4,329,439)	(1,019,820)

From Capital Share Transactions
Proceeds from shares sold	36,234,221	43,565,112
Net asset value of shares issued
to distributions declared	4,053,779	995,661
Costs for shares redeemed*	(23,175,363)	(14,173,804)
Net increase in net assets from
capital share transactions	17,112,637	30,386,969

Total Increase in Net Assets	57,837,200	42,619,436

Net Assets
Beginning of year	124,345,217	81,725,781
End of year	$182,182,417	$124,345,217

Accumulated Net Investment Income	$946,395	$775,427

*Net of redemption fees of	$1,666	$4

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Statement of Changes in Net Assets

	Year Ended	Period Ended
	November 30,	November 30,
	2013	2012(1)
From Operations
Net investment income	$1,001,453	$689,355
Net realized gain (loss) from investments	3,073,013	(2,785,446)
Net change in unrealized appreciation on investments	18,483,536	5,968,995
Net increase in net assets from operations	22,558,002	3,872,904

From Distributions
Net investment income	(1,023,140)	—
Net decrease in net assets
resulting from distributions paid	(1,023,140)	—

From Capital Share Transactions
Proceeds from shares sold	22,145,931	68,920,886
Net asset value of shares issued
to distributions declared	960,178	—
Costs for shares redeemed*	(11,485,780)	(4,818,070)
Net increase in net assets from
capital share transactions	11,620,329	64,102,816

Total Increase in Net Assets	33,155,191	67,975,720

Net Assets
Beginning of period	67,975,720	—
End of period	$101,130,911	$67,975,720

Accumulated Net Investment Income	$902,480	$710,277

*Net of redemption fees of	$1,105	$1,082

(1)	The Fund commenced operations on January 27, 2012.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Statement of Changes in Net Assets

Period Ended
November 30,
2013(1)
From Operations
Net investment income	$220,673
Net realized loss from investments	(1,077,690)
Net change in unrealized depreciation on investments	(982,009)
Net decrease in net assets from operations	(1,839,026)

From Capital Share Transactions
Proceeds from shares sold	32,442,290
Costs for shares redeemed*	(469,439)
Net increase in net assets from
capital share transactions	31,972,851

Total Increase in Net Assets	30,133,825

Net Assets
Beginning of period	—
End of period	$30,133,825

Accumulated Net Investment Income	$246,095

*Net of redemption fees of	$2,034

(1)	The Fund commenced operations on April 30, 2013.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Gerstein Fisher Multi-Factor® Growth Equity Fund

Financial Highlights

Net Asset Value, Beginning of Period

Income from investment operations:
Net investment income(2)
Net realized and unrealized gain on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Paid-in capital from redemption fees (Note 2)
Net Asset Value, End of Period

Total Return(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(5)
After waiver, expense reimbursement, and recoupments(5)
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments(5)
After waiver, expense reimbursement, and recoupments(5)
Portfolio turnover rate(4)

(1)	The Fund commenced operations on December 31, 2009.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Period

Year Ended	Year Ended	Year Ended	Period Ended
November 30,	November 30,	November 30,	November 30,
2013	2012	2011	2010(1)
$13.29	$11.71	$10.90	$10.00

0.12	0.11	0.04	0.03
4.24	1.61	0.82	0.87
4.36	1.72	0.86	0.90

(0.11)	(0.02)	(0.05)	—
(0.35)	(0.12)	—	—
(0.46)	(0.14)	(0.05)	—
0.00 (3)	0.00 (3)	—	0.00 (3)
$17.19	$13.29	$11.71	$10.90

33.98%	14.91%	7.86%	9.00%

$182,182	$124,345	$81,726	$65,228

1.08%	1.16%	1.20%	1.29%
1.08%	1.16%	1.23%	1.25%

0.82%	0.85%	0.35%	0.28%
0.82%	0.85%	0.32%	0.33%
50.35%	64.34%	74.74%	141.07%

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	November 30,	November 30,
	2013	2012(1)
Net Asset Value, Beginning of Period	$10.82	$10.00

Income from investment operations:
Net investment income(2)	0.15	0.14
Net realized and unrealized loss on investments	3.12	0.68
Total from investment operations	3.27	0.82

Less distributions paid:
From net investment income	(0.16)	—
Total distributions paid	(0.16)	—
Paid-in capital from redemption fees (Note 2)	0.00 (3)	0.00 (3)
Net Asset Value, End of Period	$13.93	$10.82

Total Return(4)	30.65%	8.20%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$101,131	$67,976
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(5)	1.26%	1.37%
After waiver, expense reimbursement, and recoupments(5)	1.27%	1.35%
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments(5)	1.21%	1.61%
After waiver, expense reimbursement, and recoupments(5)	1.20%	1.63%
Portfolio turnover rate(4)	66.56%	179.13%

(1)	The Fund commenced operations on January 27, 2012.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

Period Ended
November 30,
2013(1)
Net Asset Value, Beginning of Period	$10.00

Income from investment operations:
Net investment income(2)	0.08
Net realized and unrealized loss on investments	(1.04)
Total from investment operations	(0.96)
Paid-in capital from redemption fees (Note 2)	0.00 (3)
Net Asset Value, End of Period	$9.04

Total Return(4)	(9.60%)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$30,134
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(5)	1.72%
After waiver, expense reimbursement, and recoupments(5)	1.00%
Ratio of net investment income (loss) to average net assets:
Before waiver, expense reimbursement and recoupments(5)	0.84%
After waiver, expense reimbursement, and recoupments(5)	1.56%
Portfolio turnover rate(4)	139.05%

(1)	The Fund commenced operations on April 30, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds
Notes to Financial Statements
November 30, 2013

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Gerstein Fisher Funds (the “Funds”) are comprised of the Gerstein Fisher Multi-Factor® Growth Equity Fund, the Gerstein Fisher Multi-Factor® International Growth Equity Fund and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund, and each Fund represents a distinct, diversified series with their own investment objectives and policies within the Trust. The investment objective of the Gerstein Fisher Multi-Factor® Growth Equity Fund and the Gerstein Fisher Multi-Factor® International Growth Equity Fund is long-term capital appreciation. The investment objective of the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund is total return (a combination of long-term capital appreciation and current income). The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The Gerstein Fisher Multi-Factor® Growth Equity Fund commenced operations on December 31, 2009. The Gerstein Fisher Multi-Factor® International Growth Equity Fund commenced operations January 27, 2012. The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund commenced operations on April 30, 2013. Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were paid by Gerstein, Fisher & Associates, Inc. (the “Adviser”), the Funds’ investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2013

models.  Short-term debt securities, such as commercial paper, bankers acceptances and US Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

For the Gerstein Fisher Multi-Factor® International Growth Equity Fund and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund, in the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Funds’ net asset values (“NAV”) are calculated (such as a significant surge or decline in the US or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Funds’ NAV in advance of the time the NAV is calculated. These securities would generally be categorized as Level 2 in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 hierarchy. The Adviser anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

The Funds have adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2013:

Gerstein Fisher Multi-Factor® Growth Equity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$181,112,356	$—	$—	$181,112,356
Exchange Traded Funds	694,923	—	—	694,923
Total Equity	181,807,279	—	—	181,807,279
Short-Term Investments	—	535,964	—	535,964
Total Investments in Securities	$181,807,279	$535,964	$—	$182,343,243

Gerstein Fisher Multi-Factor® International Growth Equity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$2,159,347	$97,269,347	$—	$99,428,694
Exchange Traded Funds	947,232	—	—	947,232
Total Equity	3,106,579	97,269,347	—	100,375,926
Fixed Income
Corporate Notes	—	192,280	—	192,280
Total Fixed Income	—	192,280	—	192,280
Short-Term Investments	—	495,320	—	495,320
Total Investments in Securities	$3,106,579	$97,956,947	$—	$101,063,526

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$1,264,467	$4,129,569	$—	$5,394,036
Real Estate Investment Trusts	15,559,435	8,086,023	—	23,645,458
Exchange Traded Funds	962,190	—	—	962,190
Total Equity	17,786,092	12,215,592	—	30,001,684
Short-Term Investments	—	109,739	—	109,739
Total Investments in Securities	$17,786,092	$12,325,331	$—	$30,111,423

During the period, there were no transfers between levels for the Funds.  The Funds did not hold any Level 3 securities during the period.

The Funds did not hold financial derivative instruments during the period presented.

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2013

foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers.

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute net investment income and net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2013

may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Funds charge a 1.00% redemption fee on the net amount of the redemption on shares held for 60 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on an identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended November 30, 2013 and November 30, 2012 were as follows:

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
Growth Equity Fund
Year Ended November 30, 2012	$155,260	$864,560
Year Ended November 30, 2013	$1,074,841	$3,254,598

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2013

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
International Growth Equity Fund
Period Ended November 30, 2012(1)	$—	$—
Year Ended November 30, 2013	$1,023,140	$—

(1)	The Gerstein Fisher Multi-Factor® International Growth Equity Fund commenced operations on January 27, 2012.

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund
Period Ended November 30, 2013(1)	$—	$—

(1)	The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund commenced operations on April 30, 2013.

As of November 30, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund(1)
Cost basis of investments for
federal income tax purposes	$129,299,504	$77,409,002	$31,255,942
Gross tax unrealized appreciation	54,264,755	25,503,039	969,696
Gross tax unrealized depreciation	(1,221,016)	(1,848,515)	(2,114,215)
Net tax unrealized appreciation	53,043,739	23,654,524	(1,144,519)
Undistributed ordinary income	2,851,417	1,693,228	394,111
Undistributed long-term capital gain	7,082,801	58,380	—
Total distributable earnings	9,934,218	1,751,608	394,111
Other accumulated losses	—	1,634	(1,088,618)
Total accumulated gains	$62,977,957	$25,407,766	$(1,839,026)

(1)	The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund commenced operations on April 30, 2013.

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and mark-to-market PFIC adjustments.

At November 30, 2013, the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund had short-term capital losses of $1,087,781, which will be carried forward indefinitely to offset future realized capital gains.  To the extent the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund realizes future net capital

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2013

gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the period ended November 30, 2013.

The Gerstein Fisher Multi-Factor® International Growth Equity Fund utilized $2,798,944 of short-term capital losses in the fiscal year 2013.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2013, the following table shows the reclassifications made:

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund(1)
Undistributed net
investment income (loss)	$—	$213,927	$25,422
Accumulated net
realized gain (loss)	$—	$(213,927)	$(25,422)
Paid-in capital	$—	$—	$—

(1)	The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund commenced operations on April 30, 2013.

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of November 30, 2013. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2013. At November 30, 2013, the fiscal tax years 2011 through 2013 remain open to examination for the Gerstein Fisher Multi-Factor® Growth Equity Fund, the fiscal tax years 2012 and 2013 remain open to examination for the Gerstein Fisher Multi-Factor® International Growth Equity Fund and the fiscal tax year 2013 remains open to examination for the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Gerstein Fisher Multi-Factor® Growth Equity Fund, the Gerstein Fisher Multi-Factor® International Growth Equity Fund and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund compensate the Adviser for its management services at the annual rate of 0.85%, 0.85% and 0.65%, respectively, of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses, through the expiration date listed below at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that each Fund’s operating expenses do not exceed each Fund’s Expense Limitation Cap, listed below, of the Fund’s average daily net assets.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2013

	Expense
	Limitation Cap	Expiration Date
Gerstein Fisher Multi-Factor®
Growth Equity Fund	1.25%	March 30, 2015
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	1.35%	January 27, 2015
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund	1.00%	April 30, 2016

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived
 or reimbursed expenses subject to potential recovery expiring:

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund
November 2016	$0	$0	$101,258

During the year ended November 30, 2013, the Gerstein Fisher Multi-Factor® International Growth Equity Fund recouped expenses of $10,162.

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  Fees incurred for the period ended November 30, 2013, and owed as of November 30, 2013 are as follows:

	Incurred	Owed
Multi-Factor® Growth Equity Fund	$151,578	$29,821
Multi-Factor® International Growth Equity Fund	$96,186	$18,043
Multi-Factor® Global Real Estate Securities Fund	$40,518	$10,836

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees incurred for the period ended November 30, 2013, and owed as of November 30, 2013 are as follows:

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2013

Fund Accounting	Incurred	Owed
Multi-Factor® Growth Equity Fund	$34,366	$2,906
Multi-Factor® International Growth Equity Fund	$49,652	$8,232
Multi-Factor® Global Real Estate Securities Fund	$9,002	$3,299

Transfer Agency	Incurred	Owed
Multi-Factor® Growth Equity Fund	$48,555	$9,230
Multi-Factor® International Growth Equity Fund	$37,973	$6,629
Multi-Factor® Global Real Estate Securities Fund	$13,204	$4,953

Custody	Incurred	Owed
Multi-Factor® Growth Equity Fund	$11,431	$3,002
Multi-Factor® International Growth Equity Fund	$54,690	$10,045
Multi-Factor® Global Real Estate Securities Fund	$21,642	$6,135

The Funds each have a line of credit with US Bank (see Note 8).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended November 30, 2013, and owed as of November 30, 2013 are as follows:

	Incurred	Owed
Multi-Factor® Growth Equity Fund	$9,168	$1,503
Multi-Factor® International Growth Equity Fund	$4,508	$838
Multi-Factor® Global Real Estate Securities Fund	$5,256	$1,506

(6)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Gerstein Fisher Multi-Factor® Growth Equity Fund

	Year Ended	Year Ended
	November 30, 2013	November 30, 2012
Shares sold	2,481,388	3,400,428
Shares reinvested	315,961	86,429
Shares redeemed	(1,554,293)	(1,111,416)
Net increase	1,243,056	2,375,441

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2013

Gerstein Fisher Multi-Factor® International Growth Equity Fund

	Year Ended	Period Ended
	November 30, 2013	November 30, 2012(1)
Shares sold	1,829,835	6,764,706
Shares reinvested	88,090	—
Shares redeemed	(939,614)	(481,453)
Net increase	978,311	6,283,253

(1)	The Fund commenced operations on January 27, 2012.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Period Ended
November 30, 2013(1)
Shares sold	3,385,946
Shares redeemed	(51,985)
Net increase	3,333,961

(1)	The Fund commenced operations on April 30, 2013.

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Funds for the period ended November 30, 2013, are listed below. The Funds did not have any purchases or sales of long-term US Government securities.

	Purchases	Sales
Gerstein Fisher Multi-Factor®
Growth Equity Fund	$90,803,785	$(75,845,102)
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	$66,747,245	$(55,259,618)
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund(1)	$64,915,842	$(32,736,894)

(1)	The Fund commenced operations on April 30, 2013.

(8)	Line of Credit

At November 30, 2013, the Gerstein Fisher Multi-Factor® Growth Equity Fund, Gerstein Fisher Multi-Factor® International Growth Equity Fund and Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund each had lines of credit in the amount of $5,000,000, $10,000,000 and $4,000,000, respectively, which all mature August 15, 2014.  These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, US Bank.  Interest will be accrued at the prime rate of 3.25% (as of November 30, 2013).  The following table provides information regarding usage of the line of credit for the period ended November 30, 2013.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2013

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Gerstein Fisher
Multi-Factor® Growth
Equity Fund	13	$267,000	$313	$1,034,000	9/26/2013

Gerstein Fisher
Multi-Factor®
International Growth
Equity Fund	12	$80,000	$87	$193,000	2/27/2013

Gerstein Fisher
Multi-Factor® Global Real
Estate Securities Fund	—	$—	$—	$—	—

*	Interest expense is included within other expenses on the Statement of Operations.

(9)	Recent Accounting Pronouncement

In January 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Reporting Financial Standards (“IFRS”).  ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS.  This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”).  Specifically, the ASU requires reporting entities to present separately for assets and liabilities, (a) the gross amounts of those recognized assets and recognized liabilities, (b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities, (c) the net amount presented in the Statement of Assets and Liabilities, (d) the amounts subject to an enforceable MNA not included in (b), and (e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013.  There is no impact of the ASU on the financial statements of the Funds for the period ended November 30, 2013.

Gerstein Fisher Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of Gerstein Fisher Multi-Factor® Growth Equity Fund,
Gerstein Fisher Multi-Factor® International Growth Equity Fund,
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund, and
the Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gerstein Fisher Multi-Factor® Growth Equity Fund, Gerstein Fisher Multi-Factor® International Growth Equity Fund, and Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of November 30, 2013, and the related statements of operations, and the statements of changes in net assets and the financial highlights for each of the periods presented in the year then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of November 30, 2013, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the periods presented in the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
January 29, 2014

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 23, 2013 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Gerstein Fisher Multi-Factor® Growth Equity Fund and the Gerstein Fisher Multi-Factor® International Growth Equity Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Gerstein, Fisher & Associates, Inc., the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 20, 2013 (the “June 20, 2013 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to each Fund’s performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed with respect to the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2014.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the Funds’ operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Gregg S. Fisher, the Funds’ portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Gerstein Fisher Multi-Factor® Growth Equity Fund for the year-to-date, one-year and three-year periods ended April 30, 2013.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Gerstein Fisher Multi-Factor® Growth Equity Fund on both an absolute basis and in comparison to its benchmark index (the Russell 3000 Growth Index), and in comparison to a peer group of US open-end large growth funds as constructed by data presented by Morningstar, Inc. (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of the Adviser’s separately-managed account that is similar to the Gerstein Fisher Multi-Factor® Growth Equity Fund in terms of investment strategy.

The Trustees noted that the Gerstein Fisher Multi-Factor® Growth Fund’s performance for each of the year-to-date, one-year and three-year periods ended April 30, 2013 was above its Morningstar Peer Group medians, falling within the first quartile for the year-to-date and one-year periods, and the second quartile for the three-year period.  The Trustees further noted that for the year-to-date period ended March 31, 2013, and for the one-year, three-year and since inception periods ended December 31, 2012, the Fund’s performance was generally in alignment with that of its benchmark index and the Adviser’s separately-managed account that is similar to the Gerstein Fisher Multi-Factor® Growth Equity Fund in terms of investment strategy.

The Trustees discussed the performance of the Gerstein Fisher Multi-Factor® International Growth Equity Fund for the year-to-date and one-year periods ended April 30, 2013.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Gerstein Fisher Multi-Factor® International Growth Equity Fund on both an absolute basis and in comparison to its benchmark index (the MSCI EAFE Growth Index), and in comparison to a peer group of US open-end foreign large growth funds as constructed by data presented by Morningstar, Inc. (the “Morningstar Peer Group”).  The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Gerstein Fisher Multi-Factor® International Growth Equity Fund.

The Trustees noted that the Gerstein Fisher Multi-Factor® International Growth Fund’s performance for the year-to-date and one-year periods ended April 30, 2013 was above its Morningstar Peer Group medians, falling within the first quartile for both

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

periods.  The Trustees further noted that for the year-to-date period ended March 31, 2013 the Fund’s performance was slightly below its benchmark index, and for the since inception period ended December 31, 2012, the Fund’s performance was generally in alignment with that of its benchmark index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, and with respect to the Gerstein Fisher Multi-Factor® Growth Equity Fund, the Adviser’s separately-managed account that was similar to the Fund in terms of investment strategy, as well as the recoupment of previously waived fees and reimbursed expenses by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had previously subsidized the Funds’ operations and had fully recouped those subsidies.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 20, 2013 meeting and the August 23, 2013 meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Gerstein Fisher Multi-Factor® Growth Equity Fund’s contractual management fee of 0.85% fell at the top of the fourth quartile and was above the Morningstar Peer Group average of 0.65%, which fell between the second and third quartiles.  The Trustees noted that the Gerstein Fisher Multi-Factor® Growth Equity Fund was operating below its expense cap of 1.25%.  The Trustees observed that the Gerstein Fisher Multi-Factor® Growth Equity Fund’s total expenses of 1.11% fell within the third quartile and was above the Morningstar Peer Group average of 0.98%, which fell in the third quartile.  The Trustees then compared the fees paid by the Gerstein Fisher Multi-Factor® Growth Equity Fund to the total fees charged to the Adviser’s separately-managed account that was similar to the Fund in terms of investment strategy, and noted that these fees were similar.

The Trustees noted that the Gerstein Fisher Multi-Factor® International Growth Equity Fund’s contractual management fee of 0.85% fell between the second and third quartiles and was above the Morningstar Peer Group average of 0.80%, which fell in the second quartile.  The Trustees noted that the Gerstein Fisher Multi-Factor® International Growth Equity Fund was operating below its expense cap of 1.35%.  The

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

Trustees observed that the Gerstein Fisher Multi-Factor® International Growth Equity Fund’s total expenses of 1.26% fell within the quartile and was above the Morningstar Peer Group average of 1.06%, which fell in the second quartile.

The Trustees concluded that each Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees noted that each Fund was operating below its expense cap and that the Adviser had recovered all previously waived fees and reimbursed expenses from the Funds.  The Trustees also reviewed the structure of the Funds’ management fees and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser was open to consider breakpoints in its fee structure when the asset level of the Funds increased.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Funds and their shareholders.

Gerstein Fisher Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Gerstein Fisher Funds
Additional Information
(Unaudited)

Tax Information

The Funds designated the following percentages of ordinary dividends declared during the fiscal period ended November 30, 2013 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Gerstein Fisher Multi-Factor® Growth Equity Fund	0.00%
Gerstein Fisher Multi-Factor® International Growth Equity Fund	0.00%
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund	0.00%

The Funds designated the following percentages of ordinary dividends declared from net investment income during the fiscal period ended November 30, 2013, as qualified income under the Jobs and Growth Tax Relief Act of 2003:

Gerstein Fisher Multi-Factor® Growth Equity Fund	96.70%
Gerstein Fisher Multi-Factor® International Growth Equity Fund	100.00%
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund	0.00%

The Gerstein Fisher Multi-Factor® Growth Equity Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section (852)(b)(3), the amount necessary to reduce the earnings on profits of the Fund related to net capital gain to zero for the tax year ended November 30, 2013.  The Fund utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction.  The amount designated as long-term capital gains was as follows:

Gerstein Fisher Multi-Factor® Growth Equity Fund	$3,254,598

The Gerstein Fisher Multi-Factor® International Growth Equity Fund has elected to pass through to its shareholders the foreign taxes paid for the year ended November 30, 2013 as follows:

			Foreign
	Foreign	Foreign	Paid Taxes
	Dividend Income	Taxes Paid	per share
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	$2,143,202	$213,461	$0.0294

Ordinary Income Dividend and Foreign Tax Credit

The Gerstein Fisher Multi-Factor® International Growth Equity Fund has made an election under Section 853 of the Internal Revenue Code to provide to its shareholders the benefit of foreign tax credits in the per share amount designated below.  Therefore, shareholders who must file a US Federal Income tax return will be entitled to a foreign tax credit or itemized deduction in an amount equal to $0.0266 per share for each share owned on November 30, 2013, in computing their tax liability.  It is generally more advantageous to claim a credit than a deduction.

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-473-1155.

Independent Trustees

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	30	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 58		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest	30	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 57		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years

Jonas B. Siegel	Trustee	Indefinite	Managing	30	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 70		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee,
			(1994–2011); Vice		Gottex Multi-
			President, Secretary,		Alternatives
			Treasurer and CCO		fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies);
			1997–2007); President,		Independent
			CAO and CCO,		Manager
			Granum Securities,		Ramius IDF
			LLC (a broker-dealer)		fund complex
			(1997–2007).		(two closed-end
investment
companies).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	30	Trustee,
615 E. Michigan St.	and	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		(an open-end
Age: 51		2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years

John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 56	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 39	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 34		2005	(2004–present).

Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 66	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 31		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 800-473-1155. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting records for the most recent 12-month period ended June 30, are available without charge, either upon request by calling the Funds toll free at 800-473-1155 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-473-1155 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

GERSTEIN FISHER FUNDS

Investment Adviser	Gerstein, Fisher & Associates, Inc.
565 Fifth Avenue, 27th Floor
New York, New York 10017

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2013(1)	FYE 11/30/2012(2)
Audit Fees	$64,890	$41,055
Audit-Related Fees	0	0
Tax Fees	14,025	9,900
All Other Fees	0	0

(1)	Cost related to Gerstein Fisher Multi-Factor Growth Equity Fund, Gerstein Fisher Multi-Factor International Growth Equity Fund, & Gerstein Fisher Multi-Factor Global Real Estate Securities Fund
(2)	Cost related to Gerstein Fisher Multi-Factor Growth Equity Fund & Gerstein Fisher Multi-Factor International Growth Equity Fund

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2013	FYE 11/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2013	FYE 11/30/2012
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics is filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
 John Buckel, President

Date February 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
 John Buckel, President

Date February 3, 2014

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date February 3, 2014

* Print the name and title of each signing officer under his or her signature.